Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2017
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Net [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets
BUSINESS ACQUISITIONS, DISPOSITIONS, GOODWILL AND INTANGIBLE ASSETS
Business Acquisitions and Dispositions. Our investments in businesses in 2017, 2016 and 2015 totaled $231 million, $712 million (including debt assumed of $2 million) and $556 million (including debt assumed of $18 million), respectively. Our investments in businesses in 2017 consisted of a number of small acquisitions, primarily in our commercial businesses. Our investments in businesses in 2016 consisted of the acquisition of a majority interest in an Italian heating products and services company by UTC Climate, Controls & Security, the acquisition of a Japanese services company by Otis and a number of small acquisitions, primarily in our commercial businesses. Our investments in businesses in 2015 consisted of the acquisition of the majority interest in a UTC Climate, Controls & Security business, the acquisition of an imaging technology company by UTC Aerospace Systems, and a number of small acquisitions, primarily in our commercial businesses.
On September 4, 2017, we announced that we had entered into a merger agreement with Rockwell Collins, Inc. (Rockwell Collins), under which we agreed to acquire Rockwell Collins. Under the terms of the merger agreement, each Rockwell Collins shareowner will receive $93.33 per share in cash and a fraction of a share of UTC common stock equal to the quotient obtained by dividing $46.67 by the average of the volume-weighted average prices per share of UTC common stock on the NYSE on each of the 20 consecutive trading days ending with the trading day immediately prior to the closing date, (the “UTC Stock Price”), subject to adjustment based on a two-way collar mechanism as described below (the “Stock Consideration”). The cash and UTC stock payable in exchange for each such share of Rockwell Collins common stock are collectively the “Merger Consideration.” The fraction of a share of UTC common stock into which each such share of Rockwell Collins common stock will be converted is the “Exchange Ratio.” The Exchange Ratio will be determined based upon the UTC Stock Price. If the UTC Stock Price is greater than $107.01 but less than $124.37, the Exchange Ratio will be equal to the quotient of (i) $46.67 divided by (ii) the UTC Stock Price, which, in each case, will result in the Stock Consideration having a value equal to $46.67. If the UTC Stock Price is less than or equal to $107.01 or greater than or equal to $124.37, then a two-way collar mechanism will apply, pursuant to which, (x) if the UTC Stock Price is greater than or equal to $124.37, the Exchange Ratio will be fixed at 0.37525 and the value of the Stock Consideration will be greater than $46.67, and (y) if the UTC Stock Price is less than or equal to $107.01, the Exchange Ratio will be fixed at 0.43613 and the value of the Stock Consideration will be less than $46.67. On January 11, 2018, the merger was approved by Rockwell Collins' shareowners. We currently expect that the merger will be completed in the third quarter of 2018, subject to customary closing conditions, including the receipt of required regulatory approvals.
We anticipate that approximately $15 billion will be required to pay the aggregate cash portion of the Merger Consideration. We expect to fund the cash portion of the Merger Consideration through debt issuances and cash on hand. Additionally, we have entered into a $6.5 billion 364-day unsecured bridge loan credit agreement that would be funded only to the extent certain anticipated debt issuances are not completed prior to the completion of the merger. We expect to assume approximately $7 billion of Rockwell Collins' outstanding debt upon completion of the merger.
As discussed further in Note 3, on November 6, 2015, we completed the sale of Sikorsky to Lockheed Martin Corp. for approximately $9.1 billion in cash.
Goodwill. The changes in the carrying amount of goodwill, by segment, in 2017 are as follows:

(dollars in millions)	Balance as of January 1, 2017	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2017
Otis	$1,575	$28	$134	$1,737
UTC Climate, Controls & Security	9,487	130	392	10,009
Pratt & Whitney	1,511	—	—	1,511
UTC Aerospace Systems	14,483	—	167	14,650
Total Segments	27,056	158	693	27,907
Eliminations and other	3	—	—	3
Total	$27,059	$158	$693	$27,910

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2017		2016
(dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,178	$(1,534)	$1,995	$(1,344)
Patents and trademarks	399	(233)	378	(201)
Collaboration intangible assets	4,109	(384)	3,724	(211)
Customer relationships and other	13,352	(4,100)	12,798	(3,480)
	20,038	(6,251)	18,895	(5,236)
Unamortized:
Trademarks and other	2,096	—	2,025	—
Total	$22,134	$(6,251)	$20,920	$(5,236)

Customer relationship intangible assets include payments made to our customers to secure certain contractual rights. Such payments are capitalized when distinct rights are obtained and sufficient incremental cash flows to support the recoverability of the assets have been established. Otherwise, the applicable portion of the payments is expensed. We amortize these intangible assets based on the underlying pattern of economic benefit, which may result in an amortization method other than straight-line. In the aerospace industry, amortization based on the pattern of economic benefit generally results in lower amortization expense during the development period with amortization expense increasing as programs enter full production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. We classify amortization of such payments as a reduction of sales. Amortization of intangible assets was $834 million, $778 million and $722 million in 2017, 2016 and 2015, respectively. The collaboration intangible assets are amortized based upon the pattern of economic benefits as represented by the underlying cash flows. The following is the expected amortization of intangible assets for 2018 through 2022, which reflects the pattern of expected economic benefit on certain aerospace intangible assets:

(dollars in millions)	2018	2019	2020	2021	2022
Amortization expense	$902	$869	$888	$902	$895